EXHIBIT 10(mm)


                  WARRANT AGREEMENT (the "Agreement") dated as of ____________, 1997 between Sandbox Entertainment Corporation, a Delaware corporation (the "Company"), and Wit Capital Corporation and any co-managing underwriter as described on Schedule 1 hereto (hereinafter referred to as the "Underwriters").


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Company proposes to issue to the Underwriters _______ warrants (the "Warrants") to purchase up to an aggregate of ______ shares of Series B Convertible Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"), of the Company (the "Warrant Shares"); and

                  WHEREAS, the Underwriters have agreed, pursuant to the underwriting agreement (the "Underwriting Agreement") dated ___________, 1997 between the Underwriters and the Company, to act as the underwriters in connection with the Company's proposed offering (the "Offering") of _______ shares of Series B Preferred Stock (the "Offering Shares") at an initial offering price of $___ per Share; and

                  WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to the Underwriters and/or officers of the Underwriters, in consideration for, and as part of the Underwriters' compensation in connection with, the Underwriters acting as the Underwriters pursuant to the Underwriting Agreement;

                  NOW, THEREFORE, in consideration of the premises, the payment by the Underwriters or their designees to the Company of ten dollars ($10.00), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Grant.
                     ------

                  The Underwriters, and/or their designees who are officers of the Underwriters, are hereby granted the right to purchase, at any time on or after the date hereof until 5:00 P.M., New York time, on ______________, 2002, which shall be the date five years after the effective date of the registration statement (the "Effective Date") on Form SB-2 pursuant to which the Offering Shares shall be registered (the "Warrant Exercise Term"), up to ________ fully paid and non-assessable Warrant Shares at an initial exercise price (subject to adjustment as provided in Articles 6 and 8 hereof) of $_____(1) per Warrant Share upon exercise of the Warrants.

                  2. Warrant Certificates.
                     ---------------------

--------------------
(1)        to be 110% of the initial offering price.

                  The warrant certificates delivered and to be delivered pursuant to this Agreement (the "Warrant Certificates") shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

                  3. Exercise of Warrant.
                     --------------------

                           3.1.  Cash  Exercise.   The  Warrants  initially  are
exercisable at a price of $[110% of per share offering price] per Warrant Share purchased, payable in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 8 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase, duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased at the Company's principal offices in Phoenix, Arizona (currently located at 2231 E. Camelback, Suite 324, Phoenix, Arizona), the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional Warrant Shares). In the case of the purchase of less than all the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder.

                           3.2.  Cashless  Exercise.  At  any  time  during  the
Warrant Exercise Term, the Holder may, at its option, exchange the Warrants represented by such Holder's Warrant Certificate, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section 3.2, by surrendering such Warrant Certificate at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant Certificate of like tenor evidencing the Warrant Shares which were subject to the surrendered Warrant Certificate and not included in the Warrant Exchange, shall be issued as of the Exchange Date and delivered to the Holder within three (3) days following the Exchange Date. In connection with any Warrant Exchange, the Holder's Warrant Certificate shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (A) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Share Number") less (B) the number of Warrant Shares equal to the quotient obtained by dividing
(i) the product of the Total Share Number and the existing Exercise Price (as hereinafter defined) by (ii) the current Market Price (as hereinafter defined) of an Offering Share. "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, the closing bid price as furnished by the National Market System, the closing bid price as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; provided, however, that if the Offering Shares are not traded in such manner that the foregoing prices are available for the period required, the Market Price shall be the fair market value of the Offering Shares as determined by a majority of the independent members of the Board of Directors of the Company, acting in good faith.

                  4. Issuance of Certificates.
                     -------------------------

                  Upon the exercise of the Warrants, the issuance of certificates for the Warrant Shares purchased shall be made forthwith (and in any event within three business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  The Warrant Certificates and the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

                  Upon  exercise,   in  part  or  in  whole,  of  the  Warrants,
certificates representing the Warrant Shares purchased shall bear a legend substantially similar to the following:

                           "The securities represented by this
                  certificate and the other securities issuable upon conversion thereof have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under such Act is available."

                  5. Restriction on Exercise and Transfer of Warrants.
                     -------------------------------------------------

                  The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants and Warrant Shares are being acquired as an investment and not with a view to the distribution thereof, and
that  the  Warrants  may  not  be  exercised,   sold,   transferred,
assigned, hypothecated or otherwise disposed of, in whole or in part, for the later of a period of one (1) year from the Effective Date or the "Restricted Period", as defined in the Certificate of Designation for the Series B Preferred Stock. Thereafter, the Warrants may be sold, transferred, hypothecated or otherwise disposed of: (i) to officers of the Underwriters who are also shareholders of the Underwriters; (ii) by will and pursuant to the laws of descent and distribution; or (iii) by operation of law.

                  6. Initial and Adjusted Exercise Price. The Warrant's initial exercise price per Warrant Share shall be the amount equal to [one hundred ten percent (110%) of the per share offering price of the Series B Preferred Stock] (the "Exercise Price"). The adjusted Exercise Price per Warrant Share shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 8 thereof. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

                  7. Registration Rights.
                     --------------------

                           7.1.  Registration  Under the Securities Act of 1933.
Neither the Warrants nor the Warrant Shares have been registered for purposes of public distribution under the Securities Act of 1933, as amended (the "Act").

                           7.2. Registrable Securities.  As used herein the term
"Registrable Security" means each of the Warrants, the Warrant Shares, and any shares of common stock (the "Common Stock") or other securities issued upon conversion of such Warrant Shares or any stock split or stock dividend in respect of such Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Act and disposed of pursuant thereto, (ii) registration under the Act is no longer required for subsequent public distribution of such security, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 7.

                           7.3. Piggyback  Registration.  If, at any time during
the seven years following the Effective Date, the Company proposes to prepare and file any registration statement covering Common Stock (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form) (for purposes of this Article 7, the "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least thirty (30) business days prior to the filing of each such Registration Statement, to all holders of Registrable Securities. Upon the written request of the majority of such holders ("Requesting Holder(s)"), made within twenty (20) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. Nothing contained in this Agreement shall be construed as providing the Requesting Holders with the right of demand registration in respect of the Registrable Securities.

                           If the  managing  underwriter  for a firm  commitment
underwritten registration advises the Company and the Requesting Holder(s) that, in the underwriter's opinion, the total amount of securities proposed to be sold in such registration exceeds the amount of securities that can be sold in such an offering without negatively affecting the offering or its price, then the number of outstanding shares of Common Stock proposed to be included in such offering by persons other than the Company and/or a stockholder exercising so-called "demand" registration rights (but including the Requesting Holder(s)) shall be reduced pro rata among the holders of all such Common Stock.

                           Notwithstanding  the  provisions of this Section 7.3,
the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7.3 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

                           7.4.   Covenants  of  the  Company  With  Respect  to
Registration. The Company covenants and agrees as follows:

                                    (a) The Company shall furnish to each holder
         of Registrable  Securities  included in any registration  under Section
         7.3 such number of prospectuses as shall be reasonably requested.

                                    (b) The  Company  shall pay all costs,  fees
         and expenses in connection with all Registration Statements filed pursuant to Section 7.3 hereof (excluding underwriting discounts and fees, commissions and transfer taxes) including, without limitation, the reasonable fees and disbursements for one counsel for all non-Company sellers as a group, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses.

                                    (c) The Company will use reasonable  efforts
         in qualifying or registering the Registrable Securities included in a Registration Statement, for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such securities.

                                    (d) The Company  shall  indemnify any holder
         of the Registrable Securities to be sold pursuant to any Registration Statement and any Underwriter or person deemed to be an underwriter under the Act and each person, if any, who controls such holder or Underwriter or person deemed to be an underwriter within the meaning of
         Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify and to provide for just and equitable contribution to the Underwriters as set forth in Section 8 of the Underwriting Agreement.

                                    (e) Any holder of Registrable  Securities to
         be sold pursuant to a registration statement and its successors and assigns, shall severally, and not jointly, indemnify, the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such holder, or its successors or assigns, for specific inclusion in such Registration Statement to the same extent and with the same effect as the provisions pursuant to which the Underwriters have agreed to indemnify and to provide for just and equitable contribution to the Company as set forth in Section 8 of the Underwriting Agreement.

                                    (f)  Nothing  contained  in  this  Agreement
         shall be construed as requiring any holder to exercise his Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

                                    (g) If the Company shall fail to comply with
         the provisions of this Section 7, the Company shall, in addition to any other equitable or other relief available to the holders of Registrable Securities, be liable for any or all damages sustained by the holders of Registrable Securities, requesting registration of their Registrable Securities.

                                    (h) The Company  shall  deliver  promptly to
         each holder in connection with Registrable Securities being registered pursuant to Section 7.3 hereof and requesting the correspondence and memoranda described in this Section 7.4(h) copies of correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement and permit such holder to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary to comply with applicable securities laws. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as such holder shall reasonably request.

                                    (j) Upon the  written  request  therefor  by
         such holder, the Company shall include in the Registration Statement covering any of the Registrable Securities any other securities of the Company held by such holder as of the date of filing of such Registration Statement, including, without limitation, restricted shares of Common Stock, options, warrants or any other securities convertible into shares of Common Stock.

                           7.5. Covenants of Holders of Registrable Securities

                                    (a) Each  Holder of  Registrable  Securities
agrees in connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, or otherwise dispose of any Registrable Securities (other than those included in the registration) or other capital stock of the Company or securities exchangeable or convertible into capital stock of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days from the date of the final prospectus used in such registration) as may be requested by the Company or such managing underwriters, provided, that the officers, directors, and affiliates of the directors of the Company who own stock of the Company also agree to such restrictions. For the purposes of this agreement, "affiliate" shall be defined, with respect to any specified person or entity, as a person or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the person or entity specified. The certificates for the Warrant Shares shall contain, for so long as such market standoff provision remains in place, a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER INCLUDING A MARKET STANDOFF AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL SHAREHOLDER THAT PROHIBITS SALE OR TRANSFER OF SUCH SHARES FOR A PERIOD OF UP TO 180 DAYS FOLLOWING THE DATE OF THE FINAL PROSPECTUS FOR CERTAIN REGISTERED OFFERINGS OF THE ISSUER'S COMMON STOCK. A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF THE ISSUER.

                  8. Adjustments of Exercise Price and Number of Securities.
                     -------------------------------------------------------

                  The following adjustments refer to the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants.

                           8.1.  Computation  of  Adjusted  Price.  In case  the
Company shall at any time after the date hereof pay a dividend in shares of Series B Preferred Stock or make a distribution in shares of Series B Preferred Stock, then upon such dividend or distribution the Exercise Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                                    (a) an amount  equal to the total  number of
         shares of Series B Preferred Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by

                                    (b) the  total  number of shares of Series B
         Preferred Stock outstanding immediately after such issuance or sale.

                           8.2. Subdivision and Combination. In case the Company
shall at any time subdivide or combine the outstanding shares of Series B Preferred Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                           8.3.  Adjustment in Number of  Securities.  Upon each
adjustment of the Exercise Price pursuant to the provisions of this Article 8, the number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted to the nearest full number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                           8.4. Reclassification, Consolidation, Merger, etc. In
case of any reclassification or change of the outstanding shares of Series B Preferred Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Series B Preferred Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the Warrant Shares immediately prior to any such events, at a price equal to the product of (x) the number of shares of Series B Preferred Stock issuable upon exercise of the Holders' Warrants and (y) the exercise prices in effect for the Warrants immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants

                           8.5.  Adjustments of Conversion Price of the Series B
Preferred Stock and Number of Shares of Common Stock Issuable Upon Exercise of Warrant Shares. With respect to any Warrant Shares, whether or not the Warrants have been exercised, the conversion price per share of Common Stock and the number of shares of Common Stock issuable upon conversion of the Warrant Shares shall each be automatically adjusted in accordance with Section 5(d) of the Certificate of Designation for the Series B Preferred Stock, upon the occurrence of any of the events described therein. Thereafter, until the next such adjustment or until otherwise adjusted in accordance with this Section 8, Warrant Shares shall be convertible into Common Stock at such adjusted conversion price and for such adjusted number of shares of Common Stock.

                           8.6.  Determination of Outstanding Shares of Series B
Preferred Stock and Common Stock. The number of shares of Series B Preferred Stock and Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of the Warrants and upon the conversion of the Warrant Shares.

                           8.7.  Dividends and Other  Distributions with Respect
to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Series B Preferred Stock or a cash dividend or distribution) or otherwise distribute to its shareholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Series B Preferred Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Series B Preferred Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 8.7.

                           8.8.  Subscription  Rights  for  Shares  of  Series B
Preferred Stock or Other Securities. In the case that the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of all the Warrants issue any rights to subscribe for shares of Series B Preferred Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company, the Holders of the unexercised Warrants shall be entitled, in addition to the shares of Series B Preferred Stock or other securities receivable upon the exercise of the Warrants, to receive such rights at the time such rights are distributed to the other shareholders of the Company.

                           8.9. Automatic Conversion.  Upon the occurrence of an
automatic conversion of shares of Series B Preferred Stock into Common Stock pursuant to Section 5(b) of the Certificate of Designation for the Series B Preferred Stock, the Warrants then outstanding shall thereafter be exercisable with respect to the number of shares of Common Stock into which the Series B Preferred Stock issuable upon exercise of such Warrants shall then be convertible, and the provisions of this Article 8 shall thereafter apply to the Common Stock issuable upon exercise of the Warrants.

                  9. Exchange and Replacement of Warrant Certificates.
                     -------------------------------------------------

                  Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

                  10. Fractional Interests.
                      ---------------------

                  No fractional shares of Series B Preferred Stock shall be issued upon exercise of the Warrants. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of such fractional shares as determined by the Board of Directors of the Company.

                  11. Reservation and Listing of Securities.
                      --------------------------------------

                  The Company shall at all times reserve and keep available out of its authorized shares of Series B Preferred Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Series B Preferred Stock as shall be issuable upon the exercise thereof and such number of shares of Common Stock issuable upon conversion of such Series B Preferred Stock. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder. The Company further covenants and agrees that upon conversion of the shares of Series B Preferred Stock issuable upon exercise of the Warrants, the Common Stock issuable upon such conversion shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

                  12. Notices to Warrant Holders.
                      ---------------------------

                  Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                           (a) the Company shall take a record of the holders of its shares of Series B Preferred Stock or Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash; or

                           (b) the Company shall offer to all the holders of its Series B Preferred Stock or Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                           (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

                           (d) reclassification or change of the outstanding shares of Series B Preferred Stock or Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Series B Preferred Stock or Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or a sale or conveyance to another corporation of the property of the Company as an entirety is proposed; or

                           (e) the Company or an affiliate of the Company shall propose to issue any rights to subscribe for shares of Series B Preferred Stock or Common Stock or any other securities of the Company or of such affiliates to all the shareholders of the Company;

then, in any one or more of said events, the Company shall give written notice to the Holder or Holders of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

                  13. Notices.
                      --------

                  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered by facsimile, or e-mail, or mailed by registered or certified mail, return receipt requested:

                           (a) If to a registered Holder of the Warrants, to Wit Capital Corporation, 826 Broadway, New York, New York 10013, Attention:
         David Blumberg (Facsimile: 212-253-4410) (E-mail Address: dblumberg@witcapital.com); or

                           (b) If to the Company, to the address of the Company set forth in the Registration Statement, Attention:_____________ (Fax:
         ________________) (E-mail Address: __________________).

                  14. Entire Agreement; Supplements and Amendments.
                      ---------------------------------------------

                  This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. The Company and the Underwriters may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Underwriters may deem necessary or desirable.

                  15. Successors.
                      -----------

                  All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

                  16. Termination.
                      ------------

                  This Agreement shall terminate at the close of business on ___________, 2002. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all Registrable Securities have been resold to the public.

                  17. Governing Law.
                      --------------

                  This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

                  18. Benefits of This Agreement.
                      ---------------------------

                  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Underwriters and any other Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Underwriters and any other Holder.

                  19. Counterparts.
                      -------------

                  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

[SEAL]                                  SANDBOX ENTERTAINMENT CORPORATION



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


Attest:



--------------------------

                                        WIT CAPITAL CORPORATION



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

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